Related Party Transactions	12 Months Ended
Dec. 31, 2021
Related Party Transactions
Related Party Transactions

19. Related Party Transactions

In 2020, the Group purchased information and data services amounted to approximately RMB 3.0 million from Jiangsu Jingzhun Digital Information Industry Development Co., Ltd. ("Jiangsu Jingzhun", previously known as "Beijing Venture Glory Information Technology Co.,Ltd.”), whose chairman of board of directors is a co-founder of the Group. As of December 31, 2020, the amount due to Jiangsu Jingzhun was nil.

In 2019, 2020 and 2021, the Group earned revenue for providing advertising and enterprise value-added services to Jiangsu Jingzhun amounted to approximately RMB 5.0 million, RMB 0.8 million and RMB 1.7 million, respectively. As of December 31,2020 and 2021, the amount due from Jiangsu Jingzhun were RMB 58 thousand and RMB 1.3 million, respectively.

In 2020, the Group purchased advertising and information services from 36Kr Global Holding and paid salary and other expenses on behalf of 36Kr Global Holding, which amounted to approximately RMB 1.4 million and RMB 1.5 million, respectively. As of December 31, 2020 and 2021, the amount due to 36Kr Global Holding were approximately RMB 0.5 million and nil, respectively.

19. Related Party Transactions (Continued)

In 2021, interest income amounted to approximately RMB 47 thousand was generated from Shanghai Xuanke for offering the short-term loan amounted to RMB 2.0 million. As of December 31, 2021, the amount due from Shanghai Xuanke for short-term loan was RMB 2.0 million, which was repaid subsequently in January and February 2022. In 2021, the Group purchased video production services from Shanghai Xuanke amounted to RMB 1.1 million. As of December 31, 2021, the amount due to Shanghai Xuanke was RMB 1.2 million.